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                                APPOINTNET, INC.
                             1998 STOCK OPTION PLAN



                  AppointNet, Inc. (the "Company") hereby establishes and adopts the AppointNet, Inc. 1998 Stock Option Plan (the "Plan"), as set forth in this document.

                  1. Purpose. The Plan is intended to recognize the contributions made to the Company and its Affiliates by employees, members of the Board of Directors of the Company (whether or not employees), consultants and advisors of the Company or of any Affiliate (as defined below), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's or an Affiliate's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $0.01 per Share (the "Common Stock").

                  2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                  "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Change of Control" shall have the meaning as set forth in
Section 9 of the Plan.

                  "Code" means the Internal Revenue Code of 1986, as amended.

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                  "Committee" shall mean the Board of Directors or the committee or committees established to administer the Plan in accordance with Section 3 of the Plan.

                  "Company" means AppointNet, Inc., a Pennsylvania corporation.

                  "Disability" shall mean, in the case of an Optionee who is covered by a disability policy or plan paid for or provided by the Company, a condition which entitles the Optionee to benefits under such policy or plan or, if there is no such policy or plan covering the Optionee, "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

                  "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

                  "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

                  "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

                  "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

                  "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

                  "Option Document" means the document described in Section 8 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

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                  "Option Price" means the price at which Shares may be
purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

                  "Shares" means the shares of Common Stock of the Company which are the subject of Options under the Plan, except as the same may be modified pursuant to the terms of Section 10 of the Plan.

                  3. Administration of the Plan.

                     (a) The Committee. The Plan shall be administered by the Board of Directors of the Company, provided, however, that the Board of Directors may designate a committee or committees to operate and administer the Plan in its stead. In such event, (i) the Plan shall be administered by a committee appointed by the Board of Directors composed of two or more "outside directors" within the meaning of Section 162(m) of the Code, and (ii) no person shall be eligible or continue to serve as a member of the Committee unless such person is an "outside director" as aforesaid. Members of the Committee shall serve at the pleasure of the Board of Directors which shall also fill any vacancies in the membership of the Committee.

                     (b) Meetings. The Committee shall hold meetings at such times and places as it may determine,shall keep minutes of its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board of Directors.

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                     (c) Grants. The Committee shall from time to time at its
discretion direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, the times at which, and the price at which Options shall be granted, (ii) determine the type of Option to be granted and the number of Shares subject thereto, and (iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

                     (d) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company or any Affiliate, or the Company's shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under applicable law, and (iv) any transaction from which the member derived an improper personal benefit.

                     (e) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled, without further act on his part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

                  4. Options under the Plan. Options under the Plan may be in the form of a Non-qualified Stock Option, an ISO, or a combination thereof, at the discretion of the Committee. More than one Option may be granted to any individual, and each such grant may include Options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan.

                  5. Eligibility. All employees, consultants and advisors of the Company or of any Affiliate, and all members of the Board of Directors (whether or not employees) shall be eligible to receive Options hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies for an Option under the Plan.

                  6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is Six Million Five Hundred Thousand (6,500,000), subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. The Company shall not be obligated to acquire any Shares for purposes of the Plan. If at the time the Company receives notice of the exercise of an Option pursuant to Section 8 of the Plan, there are not sufficient authorized and unissued Common Stock or Common Stock held in the treasury of the Company to enable the Company to honor such Option, the Company may defer exercise of the Option until such time as there are sufficient authorized and unissued Common Stock or Common Stock held in the treasury of the Company to honor such Option. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan.

                  7. Term of the Plan. The Plan is effective as of November 4, 1998, the date on which it was adopted by the Board of Directors, and is subject to shareholder approval which must be obtained on or before November 4, 1999. If for any reason the Company does not obtain shareholder approval as aforesaid, this Plan shall remain in full force and effect, however all Options granted under the Plan, whenever granted, shall be deemed Non-qualified Stock Options. No Option may be granted under the Plan after the earlier of November 4, 2008, or the termination of the Plan.

                  8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. To the extent any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan, and the Option Documents shall expressly state the provisions of the Plan or incorporate them by reference.

                     (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. The maximum number of Shares for which Options may be granted to any single Optionee in any calendar year, subject to adjustment as provided in Section 10, shall be 1,000,000 Shares.

                     (b) Option Price. Each Option Document shall, subject to adjustment as provided in Section 10 of the Plan, state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not traded in a public market on the relevant date, the Fair Market Value shall be as determined in good faith by the Committee.

                     (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise (in such form as the Committee may prescribe) and of payment in full (except as otherwise provided in Section 8(d)) of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has been advised and understands that (A) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (1) registration under federal or state securities laws, (2) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (3) the listing, registration, qualification or inclusion of the Shares on any securities exchange or an automated quotation system or under any state or federal law or (4) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred. Pursuant to Section 6 of the Plan, the Company may also defer exercise of any Option granted hereunder if there are not sufficient authorized and unissued Common Stock or Common Stock held in the treasury of the Company such Option.

                     (d) Medium of Payment. Upon exercise of an Option, the aggregate Option Price for the shares as to which the Option is being exercised shall, in the discretion of the Committee be paid (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate including, without limitation, requiring that only shares that have been held by the Optionee for six months be used.

                     (e) Termination of Options.

                        (i) No Option or any unexercised installment thereof shall be exercisable after the first to occur of the following:

                        (A) Expiration of the Option term specified in the Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                        (B) Expiration of three months from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or death or as otherwise specified in subsection 8(e)(i)(D) or 8(e)(i)(E) below; provided, however, that such Option was exercisable on the date of termination of employment or service under the provisions of the Option Document or the Committee specifically waives the restrictions relating to exercisability, if any, contained in the Option Document;

                        (C) Expiration of one year from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death; provided, however, that such Option was exercisable on the date of termination of employment or service under the provisions of the Option Document or the Committee specifically waives the restrictions relating to exercisability, if any, contained in the Option Document. The determination of whether the termination of the Optionee's employment or service with the Company is due to Disability shall be made by the Committee, and such determination shall be final and binding on the Company and the Optionee;

                        (D) Except to the extent otherwise provided in an Optionee's Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price of such Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                        (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of a Change of Control as defined below; or

                        (F) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

                        (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

                        (iii) Notwithstanding anything to the contrary contained in the Plan or an Option Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

                        (iv) Notwithstanding anything to the contrary contained in the Plan, unless otherwise specifically provided in the Optionee's Option Document, an Option shall be exercisable after the Optionee's employment or service with the Company or its Affiliates has terminated only to the extent such Option was exercisable on the date of such Optionee's termination of employment or service.

                     (f) Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, (i) the Committee, in its sole discretion, may grant an Option which permits, or may amend an outstanding Option to permit, the transfer of such Option, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members, and (ii) an Optionee may transfer all or a portion of a Non-qualified Stock Option, other than as provided in clause (i), with the prior approval of the Board of Directors.

                     (g) Limitation on ISO Grants. In no event shall the aggregate Fair Market Value of the Shares of Common Stock (determined at the time an ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000 or such greater sum as may here after be permitted under Section 422 of the Code.

                     (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                     (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, to the extent the terms to be amended are within the Committee's discretion as provided in the Plan but subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(E) or Section 9 of the Plan, as applicable.

                  9. Change of Control. In the event of a Change of Control, except as otherwise determined by the Committee, all Options then outstanding under the Plan immediately shall become vested and exercisable in full. In addition, in the event of a Change of Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees.

                  A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder not required) and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than Richard A. Rasansky, members of the family of Richard A. Rasansky, or any trust or trusts for the benefit of Richard A. Rasansky or his family members, the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries shall have become the beneficial owner of, or shall have obtained voting control over, fifty percent (50%) or more of the outstanding Shares of the Company's Common Stock.

                  10. Adjustments on Changes in Capitalization. In the event that a dividend shall be declared upon the Common Stock payable in Shares of Common Stock or if a stock split is declared with respect to the Common Stock, the number of Shares of Common Stock then subject to any Option outstanding under the Plan and the number of Shares reserved for the grant of Options pursuant to the Plan but not yet subject to an Option shall be adjusted by adding to each such Share the number of shares which would be distributable in respect thereof if such Shares had been outstanding on the date fixed for determining the shareholders of the Company entitled to receive such stock dividend or stock split. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split combination of shares, merger, consolidation or otherwise, there shall be substituted for each Share of Common Stock subject to any such Option and for each Share of Common Stock reserved for the grant of Options pursuant to the Plan but not yet subject to an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall have been so changed or for which each such share shall have been exchanged. In the event there shall be any change, other than as specified above in this Section 10, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of Options pursuant to the Plan but not yet subject to an Option and of the Shares then subject to Options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and of each Option outstanding thereunder. In the case of any such substitution or adjustment as provided for in this
Section 10, the Option Price for each Share of stock or other security which shall have been substituted for each Share of Common Stock covered by an outstanding Option shall be adjusted appropriately to reflect such substitution or adjustment. No adjustment or substitution provided for in this Section 10 shall require the Company to sell a fractional share of Common Stock, and the total substitution or adjustment with respect to each outstanding Option shall be limited accordingly.

                  11. Amendment or Termination of the Plan. The Board of Directors may terminate the Plan in whole or in part at any time or amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company shall not (a) change the class of individuals eligible to receive an ISO, (b) increase the maximum number of Shares as to which Options may be granted or (c) if the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, make any other change or amendment to which shareholder approval is required in order to satisfy the conditions set forth in Rule 16b-3 promulgated under the Exchange Act, in each case without obtaining shareholder approval within twelve months before or after such action. Exept as otherwise permitted by the Plan, no amendment to the Plan shall adversely affect any outstanding Option in any material respect without the consent of the Optionee.

                  12. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity, and nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate the employment or service of an Optionee.

                  13. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (i) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (ii) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

                  14. Interpretation. If the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, it is the intent of the Company that transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) of the Exchange Act) satisfy the conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of the Plan or action by the Committee would result in a conflict with or fail to comply with any such condition, such provision or action shall be deemed null and void as applied to such transactions to the extent permitted by applicable law and deemed advisable by the Company. In addition, with respect to employees subject to Section 162(m) of the Code, transactions under the Plan are intended to avoid the loss of a deduction under that Code section. Accordingly, to the extent any provision of the Plan or action by the Committee fails to comply with Section 162(m) of the Code to avoid the loss of a deduction, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Company.

                  15. Governing Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws and regulations and to such approvals by any governmental agency or national securities exchanges as may be required. To the extent not pre-empted by Federal law, the Plan and all Option Documents hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.